LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
LEASE OBLIGATIONS
NOTE I – LEASE OBLIGATIONS

The Company is committed under several long-term operating leases which provide for minimum lease payments. Certain leases contain options for renewal. Total rental expense under these operating leases amounted to $530,000 and $421,000 as of December 31, 2015 and 2014, respectively.

The Company is also committed under two long-term capital lease agreements. One capital lease agreement had an outstanding balance of $1,018,000 and $1,154,000 at December 31, 2015 and 2014, respectively (included in other liabilities). This lease has a remaining term of 6 years at December 31, 2015. Assets related to the capital lease are included in premises and equipment and the cost consists of $2.6 million less accumulated depreciation of approximately $1,127,913 and $866,313 at December 31, 2015 and 2014, respectively. The second capital lease agreement had an outstanding balance of $309,000 at December 31, 2015. This lease has a remaining term of 4 years at December 31, 2015. Assets related to the capital lease are included in premises and equipment and the cost consists of $0.3 million less accumulated depreciation of approximately $1,000 at December 31, 2015.

Minimum future lease payments for the operating and capital leases at December 31, 2015, were as follows:

	Operating
	Leases	Capital Leases
	(In thousands)

2016	503	252
2017	214	275
2018	141	275
2019	141	275
2020	130	191
Thereafter	556	175

Total Minimum Lease Payments	$1,685	$1,443

Less: Amount representing interest		(116)

Present value of minimum lease payments		$1,327